UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2019
Date of Report (Date of earliest event reported)
 GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)
(345) 943-4573 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

DME Advisors, LP (“DME Advisors”) is the investment advisor to Solasglas Investments, LP (“Solasglas”) in which each of Greenlight Reinsurance, Ltd. (“Greenlight Re”) and Greenlight Reinsurance Ireland, DAC, subsidiaries of Greenlight Capital Re, Ltd. ((“GLRE” or the “Company”), is a limited partner. DME Advisors is controlled by David Einhorn, President of Greenlight Capital, Inc. (“Greenlight Capital”) and Chairman of the Company’s board of directors. On January 22, 2019, Mr. Einhorn in his capacity as President of Greenlight Capital, spoke at a private investor conference for his hedge fund clients and provided certain information relating to accounts that Greenlight Capital and its affiliates manage, including DME Advisors. To comply with regulation FD, the following information is hereby provided:

i)	For the period from January 1, 2019 through January 22, 2019, DME Advisors reported an estimated investment return of 7.3% net of fees and expenses for Solasglas (see Note 1).

ii)	As of December 31, 2018, the Investment Portfolio (See Note 1) managed by DME Advisors (including the general partner’s assets in Solasglas) had assets of $579 million.

iii)
As of December 31, 2018, the accounts managed by Greenlight Capital hold the following positions, described by Mr. Einhorn as “positions 5% and larger in the portfolio”: AerCap Holdings NV, Assured Guaranty Ltd. (short), Brighthouse Financial Inc., CONSOL Coal Resources LP, Deutsche Pfandbriefbank AG, General Motors Company, gold, Green Brick Partners Inc., Tesla Motors Inc (short). These are the largest positions held in the Greenlight Capital hedge funds, but not all of these positions are necessarily the largest positions for Solasglas. The Company previously disclosed its largest five long positions as of December 31, 2018 as AerCap Holdings, Brighthouse Financial, General Motors, gold and Green Brick Partners.

Note 1: For further information on the calculation of the investment return refer to Note 3 on the Investment Returns section of our website www.greenlightre.com.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 7.01 shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:  /s/ Tim Courtis
Name: Tim Courtis
Title: Chief Financial Officer
Date: January 23, 2019